UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 1, 2024

DRILLING TOOLS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41103	87-2488708
(State or other jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3701 Briarpark Drive

Suite 150

Houston, Texas 77042

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (832) 742-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously announced, on March 6, 2024, Drilling Tools International Corporation (“DTI” or the “Company”), Superior Drilling Products, Inc., a Utah corporation (“SDPI”), DTI Merger Sub I, Inc., a Delaware corporation and direct wholly owned subsidiary of DTI (“Merger Sub I”), and DTI Merger Sub II, LLC, a Delaware limited liability company and direct wholly owned subsidiary of DTI (“Merger Sub II”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, among other things, and upon the terms and subject to the conditions set forth in the Merger Agreement, (a) Merger Sub I will merge with and into SDPI (the “First Merger”), with SDPI surviving as a wholly owned subsidiary of DTI, and (b) upon the effective time of the First Merger (the “First Effective Time”), SDPI, as the surviving corporation of the First Merger, will merge with and into Merger Sub II (the “Second Merger,” and, together with the First Merger, the “Merger”), with Merger Sub II surviving as a wholly owned subsidiary of DTI.

On August 1, 2024, the parties to the Merger Agreement completed the Merger. Pursuant to the Merger Agreement, at the First Effective Time, each share of SDPI common stock, par value $0.001 per share (the “SDPI Common Stock”), issued and outstanding immediately prior to the First Effective Time was converted into the right to receive, without interest, at the election of the holder thereof, subject to the proration provisions of the Merger Agreement, (a) for each share of SDPI Common Stock with respect to which an election to receive cash had been made and not revoked or lost (a “Cash Election Share”), $1.00 in cash (the “Cash Election Consideration”), (b) for each share of SDPI Common Stock with respect to which an election to receive stock had been made and not revoked or lost (each, a “Stock Election Share”), 0.313 validly issued, fully paid, and non-assessable shares of common stock, par value $0.0001 per share (the “DTI Common Stock”), of DTI (the “Stock Election Consideration,” and together with the Cash Election Consideration, the “Merger Consideration”), and (c) for each share of SDPI Common Stock with respect to which no election to receive Cash Election Consideration or the Stock Election Consideration had been made (a “No Election Share”), the Cash Election Consideration or the Stock Election Consideration, as provided in the proration mechanics described below.

Pursuant to the terms of the Merger Agreement, (a) if the product obtained by multiplying the aggregate number of Stock Election Shares by 0.313 (the “Stock Election Multiplier” and such product, the “Aggregate Stock Elections”) exceeded 4,845,240 (the “Maximum Share Amount”), (i) all Cash Election Shares and No Election Shares were to be exchanged for the Cash Election Consideration, and (ii) a portion of the Stock Election Shares of each holder thereof was to be exchanged for the Stock Election Consideration, with such portion being equal to the product obtained by multiplying the number of such holder’s Stock Election Shares by a fraction, the numerator of which is the Maximum Share Amount and the denominator of which is the Aggregate Stock Elections, with the remaining portion of such holder’s Stock Election Shares being exchanged for the Cash Election Consideration, (b) if the Aggregate Stock Elections was less than 4,112,752 (the “Minimum Share Amount” and the difference between the Minimum Share Amount and the Aggregate Stock Elections, the “Shortfall Amount”), then (i) first, if the Shortfall Amount is smaller than or equal to the number of No Election Shares multiplied by 0.313 (the “No Election Share Amount”), then: (A) the Cash Election Shares were to be received in cash as they have elected and will not be affected by the adjustment; and (B) the No Election Shares held by shareholders were to be exchanged for the Stock Election Consideration equal to the product of (1) the number of No Election Shares of such holder and (2) a fraction, the numerator of which is the Shortfall Amount and the denominator of which is the No Election Share Amount, with the remaining portion of such holder’s No Election Shares receiving the Cash Election Consideration, and (ii) second, if the Shortfall Amount exceeded the No Election Share Amount, then (Y) all No Election Shares were to be exchanged for the Stock Election Consideration and (Z) the Cash Election Shares held by stockholders were to be exchanged for the Stock Election Consideration, with such portion being equal to the product of (x) the number of Cash Election Shares of such holder and (y) a fraction, the numerator of which is the amount by which the Shortfall Amount exceeded the No Election Share Amount, and the denominator of which is the product of the aggregate number of Cash Election Shares and the Stock Election Multiplier, with the remaining portion of such holder’s Cash Election Shares receiving the Cash Election Consideration, and (iii) if the Aggregate Stock Elections is (x) equal to the Maximum Share Amount, (y) less than the Maximum Share Amount but greater than the Minimum Share Amount, or (z) equal to the Minimum Share Amount, then (1) all Cash Election Shares and No Election Shares were to be exchanged for the Cash Election Consideration and (2) all Stock Election Shares will be exchanged for the Stock Election Consideration.

At 5:00 p.m. Eastern time on July 29, 2024 (the “Election Deadline”), no further elections by SDPI shareholders were accepted. The Merger Consideration election results were as follows:

•	Holders of approximately 80.5% of the outstanding shares of SDPI Common stock, or 24,464,146 shares, elected to receive the Stock Election Consideration;

•	Holders of approximately 5.3% of the outstanding shares of SDPI Common Stock, or 1,605,736 shares, elected to receive the Cash Election Consideration; and

•	Holders of approximately 14.2% of the outstanding shares of SDPI Common Stock, or 4,321,362 shares, made no election, and, as a result, received the Cash Election Consideration.

Because the Maximum Share Amount was exceeded, holders of SDPI Common Stock who elected to receive all Stock Election Consideration received a portion of their Merger Consideration in Cash Election Consideration.

In addition, at the First Effective Time, each option to purchase SDPI Common Stock (“SDPI Option”) held by an individual who, as of immediately after the First Effective Time, constituted an “employee” of DTI within the meaning of the Securities and Exchange Commission’s (“SEC”) Registration Statement on Form S-8, that was outstanding and unexercised, whether vested or unvested, immediately prior to the First Effective Time (each, an “Assumed SDPI Option”), ceased to represent a right to acquire shares of SDPI Common Stock and was assumed by DTI and converted automatically into an option to purchase DTI Common Stock on the same terms and conditions (including applicable vesting, exercise, and expiration provisions) as applied to such Assumed SDPI Option immediately prior to the First Effective Time, except that (i) the number of shares of DTI Common Stock subject to each Assumed SDPI Option was determined by multiplying: (A) the number of shares of SDPI Common Stock subject to such Assumed SDPI Option immediately prior to the First Effective Time by (B) 0.313 (as adjusted as appropriate to reflect any stock splits, stock dividends, combinations, reorganizations, reclassifications, or similar events, the “Option Exchange Ratio”) and rounding such product down to the nearest whole share, (ii) the per share exercise price of each Assumed SDPI Option was determined by dividing: (A) the per share exercise price of the Assumed SDPI Option immediately prior to the First Effective Time by (B) the Option Exchange Ratio, and rounding such quotient up to the nearest whole cent, and (iii) the Assumed SDPI Option became fully vested immediately upon the First Effective Time.

Prior to the First Effective Time, SDPI accelerated each SDPI Option in full, and all shares of restricted stock and any other shares of SDPI Common Stock subject to vesting conditions based on continuing service, performed, or on both continuing service and performance (“SDPI Restricted Stock”) became fully vested and the restrictions with respect thereto lapsed (to the extent not otherwise previously vested in accordance with their terms) as of immediately prior to the First Effective Time.

Effective as of the First Effective Time, each SDPI Option that was not an Assumed SDPI Option and that was outstanding and unexercised immediately prior to the First Effective Time automatically, and without any action on the part of the holder thereof, was cancelled and converted into the right to receive an amount of cash, without interest, equal to the product obtained by multiplying (x) the number of shares of SDPI Common Stock subject to the SDPI Option and (y) the excess, if any, of (i) the Cash Election Consideration over (ii) the per share exercise price of such SDPI Option, less any applicable taxes and withholding; provided, however, that each such SDPI Option that was not an Assumed SDPI Option that had an exercise price per share that was greater than or equal to the Cash Election Consideration was cancelled at the First Effective Time for no consideration.

Pursuant to the Merger Agreement, DTI issued approximately 4,845,132 shares of DTI Common Stock and paid $14,910,868.58 in cash to holders of SDPI Common Stock as the aggregate Merger Consideration described above.

In connection with the consummation of the Merger, the NYSE American (the “NYSEA”) was notified that each outstanding share of SDPI Common Stock issued and outstanding immediately prior to the First Effective Time was converted into the right to receive the Merger Consideration, pursuant to and subject to the terms and conditions of the Merger Agreement. SDPI requested that the NYSEA file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the SDPI Common Stock from the NYSEA and to deregister the SDPI Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Shares of SDPI Common Stock were suspended from trading on NYSEA after the closing of trading on July 31, 2024.

The Merger Agreement is filed as Exhibit 2.1 to DTI’s Current Report on Form 8-K filed with the SEC on March 7, 2024, which agreement is incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about DTI, SDPI, or their respective subsidiaries and affiliates.

Item 2.02	Results of Operations and Financial Condition

The information included in Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.02.

Item 7.01.	Regulation FD Disclosure.

On August 6, 2024, DTI issued a press release announcing the closing of the Merger and announcing the Company’s financial and operating results for its second quarter ended June 30, 2024. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Attached as Exhibit 99.2 to this Current Report on Form 8-K is an investor presentation that the Company plans to use for investor relations and other purposes.

The information provided in this report and the exhibits attached hereto shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of SDPI as of December 31, 2023 and 2022 and the consolidated statements of operations, shareholders’ equity and cash flows for the years then ended, and the related notes and the Report of Independent Registered Public Accounting Firm, issued by Moss Adams LLP, dated March 15, 2024, relating to the consolidated financial statements of SDPI, are incorporated by reference as Exhibit 99.3 hereto and are incorporated by reference into this Item 9.01(a).

The unaudited condensed consolidated balance sheet of SDPI as of March 31, 2024 and the condensed consolidated statements of operations, shareholders’ equity and cash flows of SDPI for the period ended March 31, 2024, and the notes related thereto, are incorporated by reference as Exhibit 99.4 hereto and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

DTI intends to file pro forma financial information under cover of Form 8-K/A not later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

23.1	Consent of Moss Adams LLP

99.1	Press release issued by Drilling Tools International Corporation on August 6, 2024

99.2	Investor Presentation (Fall 2024)

99.3	Audited consolidated balance sheets of Superior Drilling Products, Inc. as of December 31, 2023 and 2022 and the consolidated statements of operations, shareholders’ equity and cash flows for the years then ended, and the related notes (collectively referred to as the consolidated financial statements) and the Report of Independent Registered Public Accounting Firm, issued by Moss Adams LLP, dated March 15, 2024, relating to the consolidated financial statements of Superior Drilling Products, Inc. (incorporated by reference to Part II, Item 8 and Part IV, Item 15 of the Annual Report on Form 10-K of Superior Drilling Products, Inc. for the year ended December 31, 2023 (SEC File No. 001-36453) (the “2023 Form 10-K”)).

99.4	The unaudited condensed consolidated balance sheet of Superior Drilling Product, Inc. as of March 31, 2024, and the condensed consolidated statements of operations, shareholders’ equity, and cash flows of Superior Drilling Products, Inc., for the period ended March 31, 2024 and the notes related thereto (incorporated by reference to Part I, Item 1 of the Quarterly Report on Form 10-Q of Superior Drilling Products, Inc. for the quarter ended March 31, 2024 (SEC File No. 001-36453).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRILLING TOOLS INTERNATIONAL CORPORATION

	By:	/s/ R. Wayne Prejean R. Wayne Prejean Chief Executive Officer
Date: August 6, 2024